SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENT
SUBSEQUENT EVENT

20. SUBSEQUENT EVENT

         On February 26, 2015, the Company signed a definitive agreement to acquire BioRx, LLC ("BioRx"), a highly specialized pharmacy and infusion services company that provides treatments for patients with ultra-orphan and rare, chronic diseases based in Cincinnati, Ohio. Under the terms of the Agreement, Diplomat will purchase BioRx for $210,000 in cash and approximately $105,000 in Diplomat common stock (4.1 million shares) upon the closing of the transaction, which is expected to occur in March or April 2015, subject to customary closing conditions. Under the terms of a one year contingent earnout, BioRx can earn an additional 1.3 million shares of Diplomat common stock upon achieving an EBITDA-based metric.